Exhibit 99.1

1 Fountain Square Chattanooga, TN 37402 www.unum.com

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Unum completes purchase of Louisiana-based Starmount Life

Company sets ambitious growth plans for dental and vision business

CHATTANOOGA, Tenn. (Aug. 1, 2016) – Unum (NYSE: UNM) has completed its purchase of H&J Capital, LLC, parent of Starmount Life Insurance Company and AlwaysCare Benefits (“Starmount”), a leading independent dental and vision benefits company that will support Unum’s long-term growth plans for workplace financial protection products.

“We are excited to welcome Starmount to the Unum family and to establish Baton Rouge as our center of excellence for the dental and vision market,” said Unum President and CEO Rick McKenney. “This is an excellent fit for both our Unum US and Colonial Life businesses and is an important component of our long-term strategic growth plan.”

Unum is a leading nationwide provider of financial protection benefits at work, including disability, life and supplemental health products. Starmount covers more than 940,000 lives nationally, manages in-force annualized premium in excess of $180 million and has access to significant national dental and vision networks.

“We see strong demand for dental and vision insurance in the market today,” said Unum US President Mike Simonds. “Starmount’s solid products and networks, combined with Unum’s scale and capabilities, will help us create real value for our clients and expand access to financial protection benefits in the workplace.”

Founded by the Sternberg family in 1983, Starmount will remain headquartered in Baton Rouge, La., with a leadership team including CEO Erich Sternberg and President Deborah Sternberg and a staff of more than 220 employees.

“We are glad to be part of the Unum family and look forward to helping provide greater access to dental and vision insurance at the workplace and to consumers,” said Starmount CEO Erich Sternberg. “We have ambitious growth plans and share Unum’s focus on providing exceptional service, innovative products and thoughtful solutions for our customers.”

Starmount will become the fourth brand under the Unum Group umbrella alongside Unum US, Unum UK and Colonial Life. Unum Dental and Unum Vision products will be underwritten by Starmount and introduced to the market in 2017. Colonial Life Dental and Vision will be introduced in 2018.

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ABOUT UNUM GROUP

Unum Group (www.unum.com) is a leading provider of financial protection benefits in the United States and the United Kingdom. Its primary businesses are Unum US, Colonial Life and Unum UK. Unum’s portfolio includes disability, life, accident and critical illness coverage, which help protect millions of working people and their families in the event of an illness or injury. The company reported revenues of $10.7 billion in 2015, and provided $6.8 billion in benefits.

ABOUT STARMOUNT LIFE AND ALWAYSCARE BENEFITS

Starmount Life Insurance Company (www.starmountlife.com) is a national insurance carrier admitted in 49 states and D.C., and AlwaysCare Benefits is a nationally licensed, third-party administrator. Known for exceptional service and customer satisfaction, Starmount Life and AlwaysCare Benefits are national providers and administrators of life and supplemental insurance, including dental and vision, for individuals and groups.

SAFE HARBOR STATEMENT

Certain information in this press release constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments, may include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, and speak only as of the date made. These forward-looking statements, including statements regarding growth expectations and the timing of the introduction of dental and vision products to our markets, are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual future results to differ materially from those projected or contemplated in the forward-looking statements.

These risks and uncertainties include, but are not limited to, our ability to effectively manage growth and our ability to effectively execute and integrate acquisitions. Given the risks and uncertainties inherent in forward-looking statements, any of our forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Item 1A. “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2015 and, to the extent applicable, our subsequent quarterly reports on Form 10-Q. The forward-looking statements in this press release are being made as of the date of this press release, and the Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.